ONcore Lite II

ONcore Ultra II

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated May 3, 2021

to the Statutory and Updating Summary Prospectuses dated May 1, 2021

The following supplements and amends the statutory and updating summary prospectuses dated May 1, 2021. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

The annual charges for certain optional benefit riders as disclosed herein will be increased as of May 28, 2021 to their respective annual maximum rider charges provided under the terms of your rider.

The new charges shown below will only apply if you choose to reset your rider. Increased rider charges will result in larger reductions in your Contract Value each time a charge is assessed. The larger reduction in your Contract Value means that your Contract Value could be reduced to zero faster than if we had not increased the rider charges. If your Contract Value reaches zero, you will not be able to withdraw the 5% or 6% interest credited to your rider annually.

The annual charges for the impacted riders are:

Rider	Current Charge	Charge as of 5/28/2021	Maximum Charge
ARDBR (2009)	1.00%[1]	1.40%	1.40%
ARDBR (2008) at issue ages through 74	0.95%[2]	1.00%	1.00%
ARDBR (2008) at issue ages 75 through 78	1.10%[3]	1.15%	1.15%
GMIB Plus with Annual Reset (2009)	1.15%[4]	1.50%	1.50%
GMIB Plus with Annual Reset (2008) with investment restrictions	1.05%[5]	1.50%	1.50%
GMIB Plus with Annual Reset (2008) without investment restrictions	1.35%[6]	1.65%	1.65%

[1]	If you have not reset your rider since May 15, 2013, the current charge is 0.85%.
[2]	If you have not reset your rider since May 15, 2013, the current charge is 0.80%.
[3]	If you have not reset your rider since May 15, 2013, the current charge is 0.95%.
[4]	If you have not reset your rider since May 15, 2013, the current charge is 0.95%.
[5]	If you have not reset your rider since May 15, 2013, the current charge is 0.85%.
[6]	If you have not reset your rider since May 15, 2013, the current charge is 1.00%.

ARDBR (2009) and ARDBR (2008)

Effective May 28, 2021, the annual charge for the ARBDR (2009) will be 1.40%, and the annual charge for ARDBR (2008) will be 1.00% (1.15% for issue ages 75 to 78). This new charge will apply to your rider if you elect to reset the rider. Please note that the ARDBR (2009) is reset by resetting the GMIB Plus with Annual Reset (2009), and the ARDBR (2008) is reset by resetting the GMIB Plus with Annual Reset (2008).

GMIB Plus with Annual Reset (2009) and GMIB Plus with Annual Reset (2008)

GMIB Plus with Annual Reset (2009). Effective May 28, 2021, the annual charge for the GMIB Plus with Annual Reset (2009) will be 1.50%. This new charge will apply to your rider if you elect to reset the rider.

GMIB Plus with Annual Reset (2008). Effective May 28, 2021, the annual charge for the GMIB Plus with Annual Reset (2008) with investment restrictions will be 1.50%, and the annual charge for GMIB Plus with Annual Reset (2008) without investment restrictions will be 1.65%. These new charges will apply to your rider if you elect to reset the rider.

If you own the GMIB Plus with Annual Reset (2008) without investment restrictions, you may decline to accept a charge increase on that if you choose to accept the investment restrictions. If you choose to abide by the investment restrictions, on the first subsequent contract anniversary your charge for the rider will be changed to the then current charge for the GMIB Plus with Annual Reset (2008) rider with investment restrictions, which will be 1.50% as of May 28, 2021.

2